Exhibit 10.2

FORM OF FIRST AMENDMENT TO

PERFORMANCE-BASED RSU GRANT NOTICE AND AWARD AGREEMENT

This First Amendment to the Performance-Based RSU Grant Notice and Award Agreement (this “Amendment”) is made and entered into as of August [•], 2025 (the “Effective Date”), by and between TTM Technologies, Inc., a Delaware corporation (the “Company”) and Thomas Edman (the “Grantee”). Capitalized terms used herein but not otherwise defined shall have the meanings set forth in that certain Performance-Based RSU Grant Notice and Award Agreement, dated as of [DATE] by and between the Company and the Grantee (the “Award Agreement”).

RECITALS

A. Pursuant to the Award Agreement, the Company granted to the Grantee certain performance-based Restricted Stock Units (“PRUs”) on the terms and conditions set forth therein.

B. The Company and the Grantee now desire to amend certain of the terms and conditions of the Award Agreement with respect to the PRUs as set forth herein.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, and for other good and valuable consideration, the parties hereto agree as follows:

1. Amendment.

a.	As of the Effective Date, Section 9 of the Award Agreement shall be amended and restated in its entirety as follows:

“If the Recipient’s Continuous Service is terminated due to “Retirement,” the Recipient shall be eligible to receive the number of Shares the Recipient would have been eligible to receive had the Recipient remained in Continuous Service through the end of the Performance Period.”

b.	As of the Effective Date, Section 10 and Section 11 of the Award Agreement are each amended by deleting the last sentence thereof.

2. No Further Amendment. Except as expressly amended as set forth herein, all other terms and conditions of the Award Agreement and the Plan shall remain in full force and effect, unaltered and unaffected hereby, and the parties hereby ratify and confirm their rights and obligations as set forth in said Award Agreement, as amended herein, and in the Plan.

3. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or PDF shall be effective as delivery of a manually executed counterpart of this Agreement.

5. Governing Law. This Amendment shall be construed and interpreted in accordance with the laws of the state of Delaware.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Amendment effective as of the date first written above.

COMPANY:

TTM TECHNOLOGIES, INC.

By:
Name:
Title:

GRANTEE:

Thomas Edman

[Signature Page to First Amendment to Performance-Based Restricted RSU Grant Notice and Award Agreement]